Exhibit 10.2

$25,000,000

OCLARO, INC.

OCLARO LUXEMBOURG S.A.

7.50% EXCHANGEABLE SENIOR SECURED SECOND LIEN NOTES

DUE 2018

PURCHASE AGREEMENT

December 10, 2012

December 10, 2012

Morgan Stanley & Co. LLC 1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

Oclaro Luxembourg S.A., a company organized under the laws of Luxembourg under the form of socíeté anonyme, with a share capital of EUR 31,000, in the process of registration with the Luxembourg register of Commerce and Companies, having its registered office at 65 Boulevard Grande Duchesse Charlotte, L-1331 Luxembourg, Grand Duchy of Luxembourg (the “Issuing Subsidiary”) and a wholly-owned indirect subsidiary of Oclaro, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”) $25,000,000 principal amount of its 7.50% Exchangeable Senior Secured Second Lien Notes due 2018 (the “Securities”) to be issued pursuant to the provisions of an Indenture (the “Indenture”) between the Issuing Subsidiary and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), and the Guarantors (defined below). The term “Securities” as used herein shall include the Guarantees (defined below) unless the context otherwise requires. The Securities will be exchangeable into shares of common stock, par value $0.01 per share, of the Company (the “Underlying Securities”). The Securities and the Underlying Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

The Securities will be guaranteed on a senior basis (the “Guarantees”), jointly and severally, by the Guarantors listed on Schedule III hereto (the “Guarantors”). The Securities will be secured on a second-priority basis, subject only to first-priority liens securing the second amended and restated senior secured credit facility among the Company, its wholly-owned subsidiary, Oclaro Technology Limited, as borrower, Wells Fargo Capital Finance, Inc. and the other lenders party thereto (together with any replacement thereof, the “Credit Agreement”), on substantially all of the tangible and intangible assets of the Issuing Subsidiary and the Guarantors (other than Excluded Assets (as defined in the Time of Sale Memorandum (as defined below))) (the “Collateral”) whether now owned or hereafter acquired, subject to the Intercreditor Agreement (as defined below), permitted liens and certain exceptions, as described under the caption “Description of Notes—Security” in the Time of Sale Memorandum. The Issuing Subsidiary, the Guarantors and the Trustee (in its capacity as “Notes Collateral Agent” under the Indenture) will have a period of 90 days after the Closing Date (as defined below) to enter into and perfect one or more security agreements, debentures, share charges, mortgages, deeds of trust, assignment of leases and rents, leasehold mortgages and other security or pledge agreements, to be dated as of the Closing Date (as defined below) (collectively, the “Security Documents”), pursuant to which second-priority liens on the Collateral will be granted to the Notes Collateral Agent for the benefit of each holder of the Securities (collectively, the “Secured Parties”), and the Notes Collateral Agent and the agent under the Credit Agreement will enter into a Security Interest Subordination Agreement, to be dated as of the Closing Date (the “Intercreditor Agreement”, and together with the Security Documents, the “Collateral Documents”).

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (the “Preliminary Memorandum”) and will prepare a final offering memorandum (the “Final Memorandum”) including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering and a description of the Company, the Issuing Subsidiary and the Guarantors. For purposes of this Agreement, “Additional Written Offering Communication” means any written communication (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than the Preliminary Memorandum or the Final Memorandum, and “Time of Sale Memorandum” means the Preliminary Memorandum together with the Additional Written Offering Communications, if any, each identified in Schedule II hereto. As used herein, the terms Preliminary Memorandum, Time of Sale Memorandum and Final Memorandum shall include the documents, if any, incorporated by reference therein on the date hereof. The terms “supplement”, “amendment” and “amend” as used herein with respect to the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any Additional Written Offering Communication shall include all documents subsequently filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are, and are deemed to be, incorporated by reference therein.

1. Representations and Warranties of the Company, the Issuing Subsidiary and the Guarantors. The Company, the Issuing Subsidiary and the Guarantors, jointly and severally, represent and warrant to, and agree with, you that:

(a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Time of Sale Memorandum does not, and at the time of each sale of the Securities in connection with the offering when the Final Memorandum is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Memorandum, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

(b) Except for the Additional Written Offering Communications, if any, identified in Schedule II hereto, and electronic road shows, if any, furnished to you before first use, none of the Company, the Issuing Subsidiary or any Guarantor has prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any Additional Written Offering Communication.

(c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole (“Material Adverse Effect”).

(d) Each subsidiary of the Company, including the Issuing Subsidiary and each Guarantor (other than the Company) has been duly incorporated, is validly existing as a corporation in good standing (to the extent that such jurisdiction recognizes the legal concept of good standing) under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and is duly qualified to transact business and is in good standing (to the extent that such jurisdiction recognizes the legal concept of good standing) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (to the extent such jurisdiction recognizes the legal concept of non-assessability) and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, except those arising with respect to the Credit Agreement and other permitted liens set forth in the Time of Sale Memorandum and as would not have a Material Adverse Effect.

(e) This Agreement has been duly authorized, executed and delivered by the Company, the Issuing Subsidiary and the Guarantors.

(f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Time of Sale Memorandum and the Final Memorandum.

(g) The shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable.

(h) The Securities have been duly authorized by the Issuing Subsidiary and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Issuing Subsidiary, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be issued.

(i) The Underlying Securities initially issuable upon exchange of the Securities have been duly authorized and reserved by the Company and, when issued upon exchange of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

(j) The Indenture has been (and with respect to the Issuing Subsidiary, will be prior to the Closing Date) duly authorized by the Issuing Subsidiary and each of the Guarantors, and, when executed and delivered by the Issuing Subsidiary and each of the Guarantors (assuming the due authorization, execution and delivery by the Trustee) will be enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(k) The execution and delivery by the Company, the Issuing Subsidiary and the Guarantors of, and the performance by the Company, the Issuing Subsidiary and the Guarantors of their obligations under, this Agreement, the Indenture, the Collateral Documents and the Securities will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation, by-laws, memorandum or articles of incorporation or other organizational or constituent document of the Company, the Issuing Subsidiary or the Guarantors, (iii) any agreement or other instrument binding upon the Company, the Issuing Subsidiary, the Guarantors or any of their subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company, the Issuing Subsidiary or the Guarantors of their obligations under this Agreement, the Indenture, the Collateral Documents or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

(l) Since the date of the Time of Sale Memorandum, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Memorandum provided to prospective purchasers of the Securities.

(m) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in the Time of Sale Memorandum and proceedings that would not have a Material Adverse Effect or materially impair the power or ability of the Company or the Guarantors to perform their obligations under this Agreement, the Indenture, the Collateral Documents or the Securities or to consummate the transactions contemplated by the Time of Sale Memorandum.

(n) Except as set forth in the Time of Sale Memorandum, the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(o) Except as set forth in the Time of Sale Memorandum, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

(p) Neither the Company, the Issuing Subsidiary nor any Guarantor is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(q) Neither the Company, the Issuing Subsidiary, the Guarantors nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) of the Company, the Issuing Subsidiary or any Guarantor has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(r) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

(s) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

(t) Neither the Company nor any of its subsidiaries or Affiliates, nor any director, officer, nor, to the Company’s knowledge, any employee, agent or representative of the Company or of any of its subsidiaries or Affiliates, has taken or, if such persons or entities are controlled by the Company, will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its subsidiaries and Affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and, if such persons or entities are controlled by the Company, will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(u) The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(v) (i) The Company represents that neither the Company nor any of its subsidiaries (collectively, the “Entity”) or any director, officer, or, to the knowledge of the Entity, any employee, agent, Affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor

(B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria).

(ii) Neither the Company, the Issuing Subsidiary nor any Guarantor will, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) For the past five years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(w) Each of the Company and its subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Memorandum or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company or its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as set forth in the Time of Sale Memorandum.

(x) (i) Except as set forth in the Time of Sale Memorandum, the Company and its subsidiaries own, possess, or have valid, binding and enforceable licenses or other rights to use, or can acquire such ownership or right to use on reasonable terms, the patents, patent rights and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, confidential information, software, know-how, (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other intellectual property and proprietary rights necessary for or material to the conduct of their business in the manner in which it is presently being conducted and in the manner set forth in the Time of Sale Memorandum (collectively, the “Company Intellectual Property”); (ii) (A) except as set forth in the Time of Sale Memorandum, neither the Company nor any of its subsidiaries has received any challenge (including without limitation, notices of expiration) to the validity or enforceability of any patent or patent application that is material to the conduct of the business of the Company and its subsidiaries, taken as a whole (collectively, the “Company Patents”), from any third party or governmental authority, and the Company and its subsidiaries have made all filings and paid all fees necessary to maintain any Company Patents owned by any of them, and (B) except as set forth in the Time of Sale Memorandum, neither the Company nor any of its subsidiaries has received any challenge (including without limitation, notices of expiration) to the validity or enforceability of such other Company Intellectual Property that is material to the conduct of the business of the Company and its subsidiaries, taken as a whole, from any third party or governmental authority, and the Company and its subsidiaries have made all filings and paid all fees necessary to maintain any Company Intellectual Property owned by any of them; (iii) the Company and its subsidiaries have taken reasonable measures necessary to secure their interests in Company Intellectual Property, including the confidentiality of all material trade secrets and confidential information which constitutes Company Intellectual Property, and to secure assignment of Company Intellectual Property from its employees and contractors; (iv) the Company is not aware of any Company Intellectual Property required to be described in the Time of Sale Memorandum that is not so described; (v) except as set forth in the Time of Sale Memorandum, neither the Company nor any of its subsidiaries has received any claim of infringement or misappropriation of (and the Company does not know of any infringement or misappropriation of) intellectual property rights of others by the Company or any of its subsidiaries (A) with respect to the Company’s products, technology or Patents or (B) with respect to the Company Intellectual Property, in either case, if an unfavorable decision, ruling or finding would have a Material Adverse Effect; (vi) except as set forth in the Time of Sale Memorandum, the Company and its subsidiaries are not in material breach of, and have complied in all material respects with all terms of, any license or other agreement relating to any Company Intellectual Property, and no party to any such agreement has given the Company or its subsidiaries written notice of its intention to cancel, terminate, alter the scope of rights under or fail to renew any such agreement; and (vii) except as set forth in the Time of Sale Memorandum, no suit or other proceeding is pending against the Company or any of its subsidiaries concerning any agreement concerning the Company Intellectual Property, including any proceeding concerning a claim that the Company or its subsidiaries or another person has breached any such agreement, with respect to which an unfavorable decision, ruling or finding would have a Material Adverse Effect.

(y) Except as set forth in the Time of Sale Memorandum, all patent applications owned by the Company and its subsidiaries and filed with the United States Patent and Trademark Office (the “PTO”) or any foreign or international patent authority (the “Company Patent Applications”) that are material to the conduct of their business have been duly and properly filed; the Company has complied with its duty of candor and disclosure to the PTO for the Company Patent Applications; the Company is not aware of any facts required to be disclosed to the PTO that were not disclosed to the PTO and which would preclude the grant of a patent for the Company Patent Applications; and the Company has no knowledge of any facts which would preclude it from having clear title to the Company Patent Applications that have been identified by the Company as being exclusively owned by the Company.

(z) Except as set forth in the Time of Sale Memorandum, no material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and except as set forth in the Time of Sale Memorandum the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would reasonably be expected to have a Material Adverse Effect.

(aa) The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”), of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(bb) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which it is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or obtain similar coverage from similar insurers as may be necessary to continue its business.

(cc) Except as set forth in the Time of Sale Memorandum, the Company and each of its subsidiaries has timely filed all material federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any that the Company or such subsidiary is contesting in good faith. Except as set forth in the Time of Sale Memorandum, there is no pending dispute with any taxing authority relating to any of such returns and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company or any of its subsidiaries for which there is not an adequate reserve reflected in the Company’s financial statements included or incorporated by reference in the Time of Sale Memorandum and the Final Memorandum.

(dd) The historical financial statements of the Company and its subsidiaries and of Opnext, Inc. (“Opnext”) and its subsidiaries (including the related notes) contained or incorporated by reference in the Time of Sale Memorandum and the Final Memorandum, (i) comply in all material respects with the applicable requirements under the Exchange Act, (ii) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods, and (iii) have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied throughout the periods involved, except to the extent disclosed therein. All pro forma financial statements included in the Time of Sale Memorandum and the Final Memorandum comply with the applicable requirements of the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements are, in the opinion of management of the Company, reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data the other financial and statistical data contained in the Time of Sale Memorandum and the Final Memorandum are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company. Nothing has come to the attention of the Company that has caused it to believe that the statistical and market-related data included in the Time of Sale Memorandum and the Final Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(ee) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the Time of Sale Memorandum, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s and its subsidiaries’ internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s and its subsidiaries’ internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ff) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act.

(gg) The Company is in compliance, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(hh) Each material contract, agreement and license to which the Company or any of its subsidiaries is bound is valid, binding, enforceable, and in full force and effect against the Company or its subsidiaries, as applicable, and, to the knowledge of the Company, each other party thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in law or equity). Except as set forth in the Time of Sale Memorandum, neither the Company nor, to the knowledge of the Company, any other party is in breach or default in any material respect with respect to any such contract, agreement or license, and, to the knowledge of the Company, no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under any such contract, agreement or license. No party has repudiated any material provision of any such contract, agreement or license.

(ii) The Company and its subsidiaries possess, and are in compliance with the terms of, all adequate certificates, authorizations, franchises, licenses and permits (“Permits”) necessary to the conduct of the business now conducted by them, except for such failure to possess any such Permit would not have a Material Adverse Effect; and the Company and its subsidiaries have not received any notice of proceedings relating to the revocation or modification of any Permits that, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect.

(jj) Except pursuant to this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(kk) The Guarantee of Securities by each Guarantor has been duly authorized by such Guarantor, and, when the Indenture is duly executed and delivered by such Guarantor, the Securities are delivered to and paid for by the Initial Purchasers pursuant to this Agreement and the Indenture on the Closing Date and an endorsement of the Guarantee is placed thereon, the Guarantee of each Guarantor will constitute valid and legally binding obligations of such Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in law or equity), and will conform in all material respects to the description thereof contained in the Time of Sale Memorandum.

(ll) The Security Documents have been (and with respect to the Issuing Subsidiary, will be prior to the Closing Date) duly authorized by the Company, the Issuing Subsidiary and the Guarantors and, when executed and delivered by each of the Company, the Issuing Subsidiary and each of the Guarantors (assuming the due authorization, execution and delivery of the other parties thereto) will be valid and binding agreements of the Company, the Issuing Subsidiary and the Guarantors, enforceable against them in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will conform in all material respects to the descriptions thereof in the Time of Sale Memorandum; the Security Documents, when duly executed and delivered, will create valid and (when all required filings, registrations, recordings or possession or control with respect to, and deliveries of, Collateral have been made as described in the Indenture or the Security Documents) perfected second-priority security interests in the Collateral (subject to the exceptions contemplated or permitted by the Indenture, the Intercreditor Agreement and the Security Documents), and as of the Time of Sale, the Security Documents will represent all of the collateral and guarantee agreements, security agreements and other similar agreements necessary to grant holders of the Securities a valid second priority lien on the Collateral, subject only to (i) the liens or encumbrances permitted under the Indenture on the Collateral, (ii) the exceptions contemplated or permitted by the Indenture and the Security Documents and (iii) such covenants to execute or file other collateral and guarantee agreements, security agreements and other similar agreements following the Closing Date as contemplated by the Indenture and the Security Documents.

(mm) Immediately before and after giving effect to the issuance of the Securities and the Guarantees, on a consolidated basis (i) the sum of the assets of the Company, the Issuing Subsidiary and the Guarantors at a fair valuation exceeds the sum of their debts; (ii) the present fair saleable value of the assets of the Company, the Issuing Subsidiary and the Guarantors is not less than the amount that will be required to pay their probable liability on their existing debts as they become absolute and matured, (iii) the Company, the Issuing Subsidiary and the Guarantors are not engaged in any business or transaction, and are not about to engage in any business or transaction, for which their property would constitute unreasonably small capital; and (iv) the Company, the Issuing Subsidiary and the Guarantors do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability to pay as those debts and liabilities become due. For purposes of this paragraph, “debts” includes contingent and unliquidated debts.

(nn) Other than as set forth in the Time of Sale Memorandum, no transaction, stamp, stamp duty reserve, issuance, transfer, capital, issuance, registration or other similar taxes or duties are payable by or on behalf of the Initial Purchasers in any relevant taxing jurisdiction (as defined in the Time of Sale Memorandum) on (i) the creation, issue or delivery by the Issuing Subsidiary of the Securities, (ii) the creation, issue or delivery by the Guarantors of the Guarantees, (iii) the purchase by the Initial Purchasers of the Securities and the transfer and delivery of the Securities thereto in the manner contemplated hereunder, (iv) the resale and delivery by the Initial Purchasers of the Securities contemplated hereunder or (v) the execution and delivery hereof and the Indenture, the Collateral Documents and the Time of Sale Memorandum and the consummation of the transactions contemplated hereby and thereby (“Transaction Taxes”).

(oo) The Issuing Subsidiary is not resident for any Tax purpose in any jurisdiction other than Luxembourg.

(pp) In connection with the offering and sale of the Securities, and assuming the accuracy of the representations of the Initial Purchasers in Section 2 of this Agreement, the Issuing Subsidiary and the Guarantors are and have been in compliance in all respects with the provisions of the Financial Services and Markets Act 2000 (the “FSMA”).

(qq) The Issuing Subsidiary and each of the Guarantors organized outside of the United States (the “non-U.S. Guarantors”) has the power to submit, and pursuant to this Agreement and the Indenture has submitted, or at the Closing Date will have submitted, legally, validly, effectively and irrevocably, to the jurisdiction of any U.S. Federal or New York State court in the Borough of Manhattan in the City of New York, New York. The Issuing Subsidiary and each of the non-US Guarantors has the power to designate, appoint and empower, and pursuant to this Agreement and the Indenture has, or at the Closing Date will have, designated, appointed and empowered, validly, effectively and irrevocably, an agent for service of process in any suit or proceeding based on or arising under this Agreement and the Indenture in any U.S. Federal or New York State court in the Borough of Manhattan in the City of New York, as provided herein and in the Indenture.

(rr) Neither the Issuing Subsidiary nor any of the non-US Guarantors, and none of their respective properties or assets, has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, executing or otherwise) under the laws of any jurisdiction in which it has been incorporated or in which any of its property or assets are held.

2. Representations and Warranties of the Initial Purchasers.

(a) You, as the Initial Purchasers, represent and warrant to, and agree with, the Company, the Issuing Subsidiary and the Guarantors, that: (i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company, the Issuing Subsidiary and the Guarantors; and (ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

(b) None of the Initial Purchasers, their Affiliates nor any person acting on their behalf, has or will solicit offers for, or offer to sell, the Securities to the public in Luxembourg, directly or indirectly, and neither this Agreement nor any offering circular, prospectus, form of application, advertisement, communication or other material may be distributed or otherwise made available in, or from or published in, Luxembourg, except for the sole purpose of the listing of the Securities on the Official List of the Euro MTF Market of the Luxembourg Stock Exchange, and except in circumstances which do not constitute an offer of securities to the public, subject to prospectus requirements, pursuant to the provisions of the Luxembourg Act of July 10, 2005 relating to prospectuses for securities.

3. Agreements to Sell and Purchase. The Issuing Subsidiary and the Guarantors hereby agree to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Issuing Subsidiary and the Guarantors the respective principal amount of Securities set forth in Schedule I hereto opposite its name at a purchase price of 95% of the principal amount thereof (the “Purchase Price”) plus accrued interest, if any, from December 14, 2012 to the Closing Date.

4. Terms of Offering. You have advised the Company, the Issuing Subsidiary and the Guarantors that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder as soon as practicable after this Agreement is entered into as in your judgment is advisable.

5. Payment and Delivery. Payment for the Securities shall be made to the Issuing Subsidiary in Federal or other funds immediately available in New York City against delivery of such Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on December 14, 2012, or at such other time on the same or such other date, not later than December 14, 2012, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

The Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The Securities shall be delivered to you on the Closing Date for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefore, plus accrued interest, if any, from December 14, 2012 (in the case of the Securities) to the date of payment and delivery.

6. Conditions to the Initial Purchasers’ Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Securities on the Closing Date are subject to the following conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Memorandum as of the date of this Agreement provided to the prospective purchasers of the Securities that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum.

(b) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, the Issuing Subsidiary and each Guarantor, to the effect set forth in Section 6(a)(i) and to the effect that the representations and warranties of the Company, the Issuing Subsidiary and each Guarantor contained in this Agreement are true and correct as of the Closing Date and that the Company, the Issuing Subsidiary and each Guarantor has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Initial Purchasers shall have received on the Closing Date an opinion of Jones Day, outside counsel for the Company and certain domestic Guarantors, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser and to the effect set forth in Exhibit A hereto. Such opinion shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

(d) The Initial Purchasers shall have received on the Closing Date:

(i) the English law opinion of Jones Day, English law counsel for certain foreign Guarantors, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser and to the effect set forth in Exhibit B-1 hereto;

(ii) the Luxembourg law opinion of MNKS, Luxembourg law counsel for the Issuing Subsidiary, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser and to the effect set forth in Exhibit B-2 hereto;

(iii) the Canadian law opinion of McCarthy Tetrault, Canadian law counsel for certain foreign Guarantors, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser and to the effect set forth in Exhibit B-3 hereto; and

(iv) the Cayman Islands law opinion of Maples and Calder, Cayman Islands law counsel for certain foreign Guarantors, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser and to the effect set forth in Exhibit B-4 hereto.

Such opinions shall be rendered to the Initial Purchasers at the request of the Issuing Subsidiary and shall so state therein.

(e) The Initial Purchasers shall have received on the Closing Date an opinion of Latham & Watkins LLP, counsel for the Initial Purchasers, dated the Closing Date, in form and substance reasonably acceptable to the Initial Purchasers.

(f) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from Grant Thornton LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Time of Sale Memorandum and the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(g) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information related to Opnext, Inc. and its subsidiaries contained in or incorporated by reference into the Time of Sale Memorandum and the Final Memorandum.

(h) The “lock-up” agreements, each substantially in the form of Exhibit C hereto, between you and the executive officers and directors of the Company listed on Annex A relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

(i) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(j) The Securities shall be eligible for clearance and settlement through The Depository Trust Company (“DTC”).

(k) The Issuing Subsidiary and the Guarantors shall have satisfied their obligations pursuant to the covenant described in Section 7(o) hereof.

The several obligations of the Initial Purchasers to purchase Securities on the Closing Date are subject to delivery to you on the Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the Issuing Subsidiary and each Guarantor, the due authorization, execution and authentication of the Securities to be sold on the Closing Date and other matters related to the execution and authentication of the Securities.

7. Covenants of the Company. The Company, the Issuing Subsidiary and the Guarantors covenant with each Initial Purchaser as follows:

(a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(d) or (e), as many copies of the Time of Sale Memorandum, the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

(b) Before amending or supplementing the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

(c) To furnish to you a copy of each proposed Additional Written Offering Communication to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed Additional Written Offering Communication to which you reasonably object.

(d) If the Time of Sale Memorandum is being used to solicit offers to buy the Securities at a time when the Final Memorandum is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Memorandum in order to make the statements therein, in the light of the circumstances, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Time of Sale Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers and to any dealer upon request, either amendments or supplements to the Time of Sale Memorandum so that the statements in the Time of Sale Memorandum as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Memorandum, as amended or supplemented, will comply with applicable law.

(e) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.

(f) To endeavor to qualify the Securities for offer and sale under the applicable securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction or to qualify as a foreign corporation in any jurisdiction in which it is not qualified.

(g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the counsel and accountants of the Company, the Issuing Subsidiary and each Guarantor in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company, the Issuing Subsidiary or any Guarantor and any amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including all Transaction Taxes, if any, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 7(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading on any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and expenses of the Company, the Issuing Subsidiary and the Guarantors relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement, (x) all other cost and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section, (xi) the fees and expenses relating to the listing of the Securities on the Luxembourg Stock Exchange or such other securities exchange as selected by the Company and their admission to trading on such exchange and (xii) reasonable and documented expenses incurred in connection with the perfection of any security interest in the collateral securing the Securities other than legal fees. It is understood, however, that except as provided in this Section, Section 9, and the last paragraph of Section 11, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

(h) Neither the Company, the Issuing Subsidiary, the Guarantors nor any Affiliate that any of them controls will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

(i) Not to solicit any offer to buy or offer or sell the Securities or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(j) While any of the Securities or the Underlying Securities remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

(k) During the period of one year after the Closing Date or any Option Closing Date, if later, neither the Company, the Issuing Subsidiary nor the Guarantors will be, nor will they become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

(l) During the period of six months after the Closing Date or any Option Closing Date, if later, neither the Company, the Issuing Subsidiary nor the Guarantors will, and will not permit any of their Affiliates that they control to, resell any of the Securities or the Underlying Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(m) To assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(n) Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(o) To ensure that all documents and instruments, including UCC financing statements, required by law or reasonably requested by the Notes Collateral Agent, the Trustee, the Initial Purchasers or their counsel to be filed, registered or recorded to create liens intended to be created by the Indenture and the Security Documents and perfect such liens to the extent required by, and with the priority required by, the Intercreditor Agreement and the filing, registering or recording of such documents, and instruments shall have been provided for by the Closing Date (except as contemplated in the Time of Sale Memorandum and the Security Documents), and all filing fees, taxes and other amounts payable in connection with filings, recordings, registrations and other actions referred to in the previous sentence shall have been paid or payment by the Company provided for to the reasonable satisfaction of the Trustee in all material respects.

(p) To pay all necessary Transaction Taxes, if any, including any costs, interest, fines and penalties thereon and indemnifies and holds harmless the Initial Purchasers against the same.

(q) To use reasonable best efforts to procure that the Securities are “listed on a recognised stock exchange” for the purpose of section 987 of the United Kingdom Income Tax Act 2007 and continue to be “listed on a recognized stock exchange” for such purposes as long as any of the Securities are outstanding.

(r) The Issuing Subsidiary and the non-US Guarantors, on or prior to the Closing Date, will each have appointed Corporation Services Company (the “Authorized Agent”) as their authorized agent upon whom process may be served in any legal suit, action or proceeding arising in respect of this Agreement. The Authorized Agent will have agreed to act as said agent for service of process and the Issuing Subsidiary and the non-US Guarantors will have agreed to take any and all action, including the filing of any and all documents and instruments and the payment of any further fees, that may be necessary to continue such appointment, or the appointment of a replacement agent, in full force and effect as aforesaid.

The Company also agrees that, without the prior written consent of Morgan Stanley & Co. LLC on behalf of the Initial Purchasers, it will not, during the period ending 90 days after the date of the Final Memorandum (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that (i) the Company may issue and sell the Securities, (ii) the Company may issue the Underlying Securities upon any conversion of the Securities, (iii) the Company may issue and sell Common Stock and any security convertible into or exercisable or exchangeable for Common Stock pursuant to any employee benefit plan or stock incentive plan of the Company in existence as of the date of the Final Memorandum and described therein or in the documents incorporated by reference therein, (iv) the Company may issue Common Stock issuable upon the conversion, vesting or exercise of securities outstanding on the date of the Final Memorandum and described therein or in the documents incorporated by reference therein, and (v) establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock during the Lock-Up Period and (ii) to the extent a public announcement or filing under the Exchange Act is required of or voluntarily made by or on behalf of the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Lock-Up Period.

8. Offering of Securities; Restrictions on Transfer. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”). Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act and (ii) it has not solicited offers for or offered or sold, and will not solicit offers for or sell such Securities as part of its initial offering except in transactions pursuant to Rule 144A under the Securities Act to persons within the United States that it reasonably believes to be QIBs that, in purchasing such Securities, are deemed to have acknowledged, represented and agreed as provided in the Time of Sale Memorandum and Final Memorandum under the captions “Notice to Investors” and “Transfer Restrictions.”

(b) The Company, the Issuing Subsidiary and the Guarantors agree that the Initial Purchasers may provide copies of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum and any other agreements or documents relating thereto, including without limitation, the Indenture, to Xtract Research LLC (“Xtract”), following completion of the offering, for inclusion in an online research service sponsored by Xtract, access to which shall be restricted by Xtract to QIBs.

9. Indemnity and Contribution. (a) The Company, the Issuing Subsidiary and each Guarantor agrees, jointly and severally, to indemnify and hold harmless each Initial Purchaser, each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company, the Issuing Subsidiary or any Guarantor, any road show as defined in Rule 433(h) under the Securities Act or the Final Memorandum or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

(b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, the Issuing Subsidiary, each Guarantor, their directors, their officers and each person, if any, who controls the Company, the Issuing Subsidiary or any Guarantor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company, the Issuing Subsidiary and the Guarantors to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by or referred to by the Company, any road show, or the Final Memorandum or any amendment or supplement thereto.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. LLC, in the case of parties indemnified pursuant to Section 9(a), and by the Company, in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in Section 9(a) or 9(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Issuing Subsidiary and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(d)(i) above but also the relative fault of the Company, the Issuing Subsidiary and the Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Issuing Subsidiary and the Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company, the Issuing Subsidiary and the Guarantors and the total discounts and commissions received by the Initial Purchasers bear to the aggregate offering price of the Securities. The relative fault of the Company, the Issuing Subsidiary and the Guarantors on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Issuing Subsidiary and the Guarantors or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

(e) The Company, the Issuing Subsidiary and the Guarantors and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 9(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any person controlling any Initial Purchaser or any affiliate of any Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

10. Termination. The Initial Purchasers may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade or other relevant exchanges, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause 10, makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum or the Final Memorandum.

11. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, or an Option Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Time of Sale Memorandum, the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company, the Issuing Subsidiary or any Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company, the Issuing Subsidiary or any Guarantor shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

12. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company, the Issuing Subsidiary and the Guarantors and the Initial Purchasers with respect to the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, the conduct of the offering, and the purchase and sale of the Securities.

(b) The Company, the Issuing Subsidiary and the Guarantors acknowledge that in connection with the offering of the Securities: (i) the Initial Purchasers have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company, the Issuing Subsidiary, the Guarantors or any other person, (ii) the Initial Purchasers owe the Company, the Issuing Subsidiary and the Guarantors only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement) if any, and (iii) the Initial Purchasers may have interests that differ from those of the Company, the Issuing Subsidiary and the Guarantors. The Company, the Issuing Subsidiary and the Guarantors waive to the full extent permitted by applicable law any claims it may have against the Initial Purchasers arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

15. Submission to Jurisdiction. The Issuing Subsidiary and each of the non-U.S. Guarantors irrevocably submit to the non-exclusive jurisdiction of any U.S. Federal or New York State court in the Borough of Manhattan in the City, County and State of New York, United States of America, in any legal suit, action or proceeding based on or arising under this Agreement and agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Issuing Subsidiary and each of the non-U.S. Guarantors irrevocably waive the defense of an inconvenient forum or objections to personal jurisdiction with respect to the maintenance of such legal suit, action or proceeding. To the extent permitted by law, the Issuing Subsidiary and each of the non-U.S. Guarantors hereby waive any objections to the enforcement by any competent court in Luxembourg, England, Canada and the Cayman Islands of any judgment validly obtained in any such court in New York on the basis of any such legal suit, action or proceeding. The Issuing Subsidiary and each of the non-U.S. Guarantors will appoint Corporation Service Company (the “Authorized Agent”) as their authorized agent upon whom process may be served in any such legal suit, action or proceeding. Subject to Section 7(r), such appointment shall be irrevocable. The Authorized Agent will agree to act as said agent for service of process and the Issuing Subsidiary and each of the non-U.S. Guarantors will agree to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue the appointment of the Authorized Agent in full force and effect as aforesaid. The Issuing Subsidiary and each of the non-U.S. Guarantors further agree that service of process upon the Authorized Agent and written notice of said service to the Issuing Subsidiary and each of the non-U.S. Guarantors shall be deemed in every respect effective service of process upon the Issuing Subsidiary and each of the non-U.S. Guarantors in any such legal suit, action or proceeding. Nothing herein shall affect the right of any Initial Purchaser or any person controlling any Initial Purchaser to serve process in any other manner permitted by law. The provisions of this Section 15 are intended to be effective upon the execution of this Agreement without any further action by the Issuing Subsidiary and each of the non-U.S. Guarantors and the introduction of a true copy of this Agreement into evidence shall be conclusive and final evidence as to such matters.

16. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

17. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Initial Purchasers shall be delivered, mailed or sent to you in care of Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Convertible Debt Syndicate Desk, with a copy to the Legal Department; and if to the Company shall be delivered, mailed or sent to Oclaro, Inc., 2584 Junction Avenue, San Jose, California 95134, Attention: Chief Financial Officer.

18. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Initial Purchaser could purchase U.S. dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligations of the Issuing Subisidary and each non-U.S. Guarantor in respect of any sum due from them to the Initial Purchaser shall, notwithstanding any judgment in any currency other than U.S. dollars, not be discharged until the first business day, following receipt by the Initial Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) the Initial Purchaser may in accordance with normal banking procedures purchase U.S. dollars with such other currency; if the U.S. dollars so purchased are less than the sum originally due to the Initial Purchaser hereunder, the Issuing Subisidary and each non-U.S. Guarantor agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Initial Purchaser against such loss. If the U.S. dollars so purchased are greater than the sum originally due to the Initial Purchaser hereunder, the Initial Purchaser agrees to pay to the Issuing Subisidary and each non-U.S. Guarantor (but without duplication) an amount equal to the excess of the U.S. dollars so purchased over the sum originally due to the Initial Purchaser hereunder.

Very truly yours,

The Company

Oclaro, Inc.

By:
Name:
Title:

Issuing Subsidiary

Oclaro Luxembourg S.A.

By:
Name:
Title:

GUARANTORS:

OCLARO, INC.,
a Delaware corporation

By:
Jerry Turin
Chief Financial Officer

OCLARO INNOVATIONS, LLP a limited liability partnership organized under the laws of England and Wales

By:	Oclaro, Inc., its member

By:
Jerry Turin
Chief Financial Officer

By:	Oclaro (North America), Inc.,
its member

By:
Jerry Turin
Chief Financial Officer

BOOKHAM NOMINEES LIMITED, a company incorporated under the laws of England and Wales

By:
Jerry Turin
Director

By:
Catherine H. Rundle
Director

2

BOOKHAM INTERNATIONAL LTD., a company organized under the laws of the Cayman Islands

By:
Jerry Turin
Director/Attorney-in-Fact

OCLARO (CANADA), INC., a federally incorporated Canadian corporation

By:
Jerry Turin
President

OCLARO TECHNOLOGY, INC., a Delaware corporation

By:
Jerry Turin
Treasurer

3

OCLARO (NEW JERSEY), INC., a Delaware corporation

By:
Jerry Turin
Chief Financial Officer

OCLARO PHOTONICS, INC., a Delaware corporation

By:
Jerry Turin
President

MINTERA CORPORATION, a Delaware corporation

By:
Jerry Turin
President

OCLARO (NORTH AMERICA), INC., a Delaware corporation

By:
Jerry Turin
Chief Executive Officer

4

OPNEXT, INC., a Delaware corporation

By:
Jerry Turin
Chief Executive Officer, President
and Chief Financial Officer

PINE PHOTONICS COMMUNICATIONS, INC., a Delaware corporation

By:
Jerry Turin
President and Treasurer

OPNEXT SUBSYSTEMS INC., a Delaware corporation

By:
Jerry Turin
President and Chief Financial Officer

5

OCLARO TECHNOLOGY LIMITED, a private limited company formed under the laws of England and Wales

By:
Jerry Turin
Director

6

Accepted as of the date hereof Morgan Stanley & Co. LLC

By:
Name:
Title:

7

SCHEDULE I

Initial Purchaser	Principal Amount of Securities to be Purchased
Morgan Stanley & Co. LLC	$25,000,000

Total:	$25,000,000

I-1

SCHEDULE II

Time of Sale Memorandum

1.	Preliminary Memorandum issued December 10, 2012

2.	Pricing Term Sheet dated December 10, 2012

II-1

Schedule III

Guarantors

Oclaro, Inc.

Oclaro Photonics, Inc.

Oclaro Technology, Inc.

Oclaro (New Jersey), Inc.

Oclaro (North America), Inc.

Mintera Corporation

Pine Photonics Communications, Inc.

Opnext Subsystems, Inc.

Opnext, Inc.

Oclaro Innovations LLP

Bookham Nominees Limited

Bookham International Ltd.

Oclaro (Canada) Inc.

Oclaro Technology Limited

II-1

EXHIBIT A

FORM OF OPINION OF JONES DAY, COUNSEL FOR THE COMPANY

AND DOMESTIC GUARANTORS

The opinion of the counsel for the Company, to be delivered pursuant to Section 6(c) of the Agreement shall be to the effect that:

(1) Each of the U.S. Guarantors is a corporation existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to conduct its business and to own or lease its properties as described in the Issuing Subsidiary’s preliminary offering memorandum dated [?], 2012 (including the documents incorporated by reference therein and, together with the pricing term sheet identified on Schedule II to the Purchase Agreement, the “Time of Sale Memorandum”) and the final offering memorandum dated [?], 2012 (including the documents incorporated by reference therein, the “Final Memorandum”).

(2) The Purchase Agreement has been authorized by all necessary corporate action of, and executed and delivered by each of the U.S. Guarantors and, to the extent such execution and delivery are governed by the laws of the State of New York, by the Issuing Subsidiary and the Non-U.S. Guarantors.

(3) The Indenture has been authorized by all necessary corporate action of, and executed and delivered by, the U.S. Guarantors, and, to the extent such execution and delivery are governed by the laws of the State of New York, by the Issuing Subsidiary and the Non-U.S Guarantors and constitutes a valid and binding obligation of the Issuing Subsidiary and each of the Guarantors, enforceable against the Issuing Subsidiary and each of the Guarantors in accordance with its terms.

(4) The Notes, when delivered by the Issuing Subsidiary and authenticated by the Trustee in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of the Purchase Agreement, will constitute valid and binding obligations of the Issuing Subsidiary, enforceable against the Issuing Subsidiary in accordance with their terms and will be entitled to the benefits of the Indenture.

(5) The Guarantees have been duly authorized, executed and delivered by each of the U.S. Guarantors and, to the extent such execution and delivery are governed by the laws of the State of New York, by the Non-U.S. Guarantors, and when the Guarantees have been paid for by the Purchasers in accordance with the terms of the Purchase Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and each of the Non-U.S. Guarantors, due authentication and delivery of the Notes by the Trustee in accordance with the Indenture and due authorization, execution and delivery of the Guarantees by the Non-U.S Guarantors), the Guarantees will constitute the valid and binding obligations of each of the Guarantors and will be enforceable against each of the Guarantors in accordance with their terms.

(6) The shares of common stock, $0.01 par value per share, of the Company’s (the “Common Stock”) initially issuable upon conversion of the Notes pursuant to the Indenture have been authorized and validly reserved for issuance by all necessary corporate action of the Company and, when issued upon conversion of the Notes in accordance with the terms of the Notes and the Indenture, will be validly issued, fully paid and nonassessable.

(7) The holders of shares of Common Stock are not entitled to any statutory pre-emptive rights pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), or any pre-emptive rights pursuant to the Restated Certificate of Incorporation of the Parent, as amended (the “Certificate of Incorporation”), or the Amended and Restated Bylaws of the Company (the “Bylaws”).

(8) The Company has an authorized equity capitalization as set forth in the Time of Sale Memorandum and the Final Memorandum under the caption “Description of Capital Stock.”

(9) No consent, approval, authorization or order of, or filing with, any federal, California or New York governmental agency or body or any federal, California or New York court is required in connection with the execution, delivery or performance of the Purchase Agreement, the Indenture or the Notes by the Issuing Subsidiary or the Guarantors, or in connection with the issuance or sale of the Notes by the Issuing Subsidiary to the Initial Purchasers or the compliance by the Issuing Subsidiary or the Guarantors with the terms and provisions of the Indenture and the Notes, except (i) as may be required under state securities or “blue sky” laws, (ii) periodic and other reporting requirements under the Securities Exchange Act of 1934 and the rules and regulations thereunder or (iii) filing requirements of Regulation D under the Securities Act of 1933 (the “Securities Act”).

(10) The (i) execution, delivery and performance by the Issuing Subsidiary and each of the Guarantors of (A) the Indenture, (B) the Purchase Agreement and (C) the Notes, (ii) issuance and sale of the Notes by the Issuing Subsidiary and the Guarantors and (iii) compliance with the terms and provisions of the Indenture, the Purchase Agreement and the Notes by the Issuing Subsidiary and the Guarantors will not violate any law or regulation known to us to be generally applicable to transactions of this type (other than federal and state securities or “blue sky” laws, as to which we express no opinion in this paragraph), or any order or decree of any federal, New York or California court, arbitrator or governmental agency that is binding upon the Issuing Subsidiary or the Guarantors or their properties or violate or result in a default under any of the terms and provisions of the Certificate of Incorporation or the Bylaws of the Parent or any agreement to which the Issuing Subsidiary or Guarantors is a party or bound (this opinion being limited (x) to those orders and decrees identified on Exhibit A attached hereto and to those agreements identified on Exhibit B attached hereto and (y) in that we express no opinion with respect to any violation or default (1) not readily ascertainable from the face of any such order, decree or agreement, (2) arising under or based upon any cross-default provision insofar as it relates to a violation of or default under an agreement not identified on Exhibit B attached hereto or (3) arising as a result of any violation of or default under any agreement or covenant by failure to comply with any financial or numerical requirement requiring computation).

(11) It is not necessary in connection with the offer and sale of the Notes to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of Notes by the Initial Purchasers in accordance with the Purchase Agreement, the Time of Sale Memorandum and the Final Memorandum to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939.

(12) None of the Issuing Subsidiary or the Guarantors is and, solely after giving effect to the offering and sale of the Notes and the application of proceeds therefrom as described in the Final Memorandum under the caption “Use of Proceeds,” will be, required to register as an “investment company,” as such term is defined in the Investment Company Act of 1940.

(13) The statements in the Time of Sale Memorandum and the Final Memorandum under the captions “Description of Notes,” “Description of Other Indebtedness” and “Certain United States Federal Income Tax Considerations,” insofar as such statements purport to summarize legal matters or provisions of documents referred to therein, present fair summaries of such legal matters and documents in all material respects.

(14) The statements contained in the Time of Sale Memorandum and the Final Memorandum under the caption “Description of Capital Stock,” insofar as such statements purport to summarize the Parent’s Restated Certificate of Incorporation or Amended and Restated By-laws, each as amended to the date of the Time of Sale Memorandum, or provisions of the DGCL, present fair summaries thereof in all material respects.

(15) Each of the Security Documents has been duly authorized, executed and delivered by the U.S. Guarantors, and is a valid and binding agreement of the Issuing Subsidiary and the Guarantors, enforceable against the Issuing Subsidiary and the Guarantors in accordance with its terms.

(16) Each of the Security Documents creates a valid security interest in favor of the Collateral Agent for the benefit on the Holders in that portion of the collateral described therein in which a valid security interest may be created under Article 9 of the Uniform Commercial Code (the “UCC Collateral”).

(17) The Financing Statement is in appropriate form for filing in the [specify relevant filing office] (the “Filing Office”). Upon the proper filing of the Financing Statement in the Filing Office, the security interest in favor of the Collateral Agent in the UCC Collateral will be perfected to the extent a security interest in such UCC Collateral can be perfected under the [specify relevant jurisdiction] UCC by the filing of a financing statement in that office.

(18) Subject to the terms and conditions of the Intercreditor Agreement, upon delivery of that portion of the UCC Collateral that constitutes “certificated securities” within the meaning of Section 8-102(a)(4) of the [specify relevant jurisdiction] UCC (the “Pledged Securities”) to the Collateral Agent in, and while located in, the State of [New York], the security interest in favor of the Collateral Agent in the Pledged Securities will be perfected.

(19) Subject to the terms and conditions of the Intercreditor Agreement the provisions of the [Deposit][Securities] Account Control Agreement are effective under the [specify relevant jurisdiction] UCC to perfect the security interest in favor of the Collateral Agent in that portion of the UCC Collateral consisting of the [deposit accounts][financial assets credited to the securities accounts accounts] maintained with [name of bank or securities intermediary] and described in the [Deposit][Securities] Account Control Agreement.

No facts have come to our attention that cause us to believe that the Time of Sale Memorandum, as of __:00 [a.m.] [p.m.], New York City time, on [•], 2012 (which is the time that you have informed us was prior to the first contract of sale of any Notes by the Initial Purchasers), included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Final Memorandum, as of its date and as of the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no view with respect to (i) the financial statements, financial schedules and other financial data included or incorporated by reference therein or (ii) the information referred to under the caption “Independent Auditors” as having been audited by Grant Thornton LLP and Ernst & Young LLP, as stated in their respective reports thereon incorporated by reference in the Time of Sale Memorandum.

EXHIBIT B-1

FORM OF OPINION OF JONES DAY, ENGLISH LAW COUNSEL FOR

CERTAIN FOREIGN GUARANTORS

(1) Each of the [English Guarantors] has been duly incorporated and registered as a limited company and a limited liability partnership respectively under the laws of England and Wales. The search at the Companies House revealed no order or resolution for the winding-up of any of the English Guarantors and no notice of appointment in respect of any English Guarantor of a liquidator, receiver, administrative receiver or administrator, and the search at the Central Index of Winding Up Petitions indicated that no petition for the winding up of any English Guarantor has been presented.

(2) Each of the English Guarantors has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party.

(3) The Transaction Documents have been duly authorized, executed and delivered by each of the English Guarantors.

(4) [English law governed security agreements] each constitutes the legally valid, binding and enforceable obligations of the English Guarantors thereto.

(5) The [English law governed security agreements] each creates valid security interests over the collateral in favour of the [secured parties].

(6) No further acts, conditions or things are required by the laws and regulations of England and Wales to be done, fulfilled or performed in England and Wales in order to enable each of the English Guarantors to enter into, exercise their rights or perform their obligations under the Transaction Documents, subject to the provisos to paragraphs 8 and 9 below.

(7) The entry into, execution and delivery of the Transaction Documents by each of the English Guarantors, the performance by each of the English Guarantors of their respective obligations thereunder, the English Guarantors’ issuance and sale of their respective Guarantee to the Purchasers in accordance with the terms of the Purchase Agreement, the application of the net proceeds therefrom as described in the Final Memorandum under the caption “Use of Proceeds” do not and will not conflict with or constitute or result in a breach or default under (or an event which with notice or the passage of time or both would constitute a default under) or violation of any of (i) the organizational documents of the English Guarantors, (ii) the laws and regulations of England and Wales, or (iiii) the English law security agreements securing the Credit Agreement.

(8) No consent, approval, authorization, licence or order of any court or governmental or regulatory authority or agency of the United Kingdom is required for the offering, issuance, sale and delivery of the Notes and the Guarantees to the Purchasers and/or the sale of the Notes by the Purchasers in accordance with the terms of the Purchase Agreement or the consummation by the Issuer of the transactions contemplated by, or performance by the Issuer of any of their respective obligations under, or execution and delivery by the Issuer of, the Transaction Documents, including (without limitation) the Notes, provided that no “offer to the public” of the Notes is made in the United Kingdom as such term is used in s85 FSMA.

(9) There are no registrations, filings or similar formalities imposed in the United Kingdom in relation to the offering, issuance, sale or delivery of the Guarantees by the English Guarantors to the Purchasers or the performance by each of the English Guarantors of its obligations under, or the execution and delivery of, the Transaction Documents save that (i) particulars of certain types of charges created by companies registered in England and Wales or Northern Ireland must be presented to the Registrar of Companies pursuant to section 860 of the Companies Act 2006 within the period of 21 days beginning with the day after the date of the creation of the charges [or, in respect of a charge created outside the United Kingdom in respect of property situated outside the United Kingdom, within the period of 21 days beginning with the day after the date on which the instrument (or a copy thereof) could in due course of post (and if despatched with due diligence) have been received in the United Kingdom, in each case,] together with the relevant instrument (if any) [or copy] and fee. In the case of any such instrument in a language other than English it must be accompanied by a certified translation into English;.

(10) The statements in the Time of Sale Memorandum and in the Final Memorandum under the captions “Certain UK Tax Considerations”, “Limitations on Validity and Enforceability of the Guarantees and Security Interests”, “Service of Process and Enforcement of Foreign Judgments,” and “Risk Factors—Luxembourg, English, Canada and Cayman Islands insolvency laws and other jurisdictions may provide you with less protection than U.S. bankruptcy law”, insofar as they purport to describe or summarize the provisions of the laws, regulations, proceedings, and documents referred to therein, are correct in all material respects.

(11) English courts of competent jurisdiction would recognize the choice by each of the English Guarantors of the laws of the State of New York as a valid choice of the governing law of the Transaction Documents to which it is a party.

(12) English courts of competent jurisdiction would regard the express submission by each of the English Guarantors to the jurisdiction of the courts located in The City of New York, County and State of New York in respect of any suit or proceeding arising out of or relating to the Transaction Documents prima facie as a valid submission under the laws of England and Wales.

(13) A final judgment against any of the English Guarantors for the payment of money by a United States Federal Court or a New York State court sitting in the State of New York in an action arising out of or in connection with the Transaction Documents, the transactions contemplated thereby or any action brought under United States Federal or state securities laws, which is not subject to appeal or any other means of contestation, which does not constitute a fine, tax or penalty, and is enforceable in the United States, would be enforceable against such Guarantor by a court of competent jurisdiction in England and Wales when asked to render a judgment in accordance with such final judgment by a United States court, without substantive re-examination or re-litigation on the merits or the subject matter thereof.

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(14) So far as the laws of England and Wales are concerned, there is no reason why each of the English Guarantors should not legally, validly and effectively appoint the Authorized Agent as its authorized agent for the purposes described in the Purchase Agreement and the Indenture.

(15) Provided that the Notes are and continue to be listed on a recognised stock exchange for the purposes of section 987 of the Income Tax Act 2007, interest payable under the Notes will not be subject to deduction or withholding for or on account of United Kingdom income tax. The Euro MTF is a recognised stock exchange. Our understanding of current HMRC practice is that securities which are admitted to the official list by the Société de la Bourse de Luxembourg and admitted to trading on the Euro MTF will be regarded as “listed on a recognised stock exchange” for these purposes and the Irish Stock Exchange is a recognised stock exchange for these purposes

(16) No United Kingdom stamp duty or stamp duty reserve tax should be payable in the United Kingdom upon the execution or, where appropriate, delivery of the Transaction Documents or the issuance of the Notes into [DTC, Euroclear or Clearstream, Luxembourg.]

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EXHIBIT B-2

FORM OF OPINION OF MNKS, LUXEMBOURG LAW COUNSEL FOR

THE ISSUING SUBSIDIARY

1. Status

LuxCo has been duly incorporated for an unlimited duration and validly exists in the form of a public limited company (société anonyme) under the laws of Luxembourg with full power, authority and capacity to carry on its business and own its properties within the limits of its corporate object clause as stated in its Articles of Incorporation under the laws of Luxembourg.

2. Corporate power and authority

LuxCo has the corporate power under its Articles of Incorporation and the laws of Luxembourg to execute the Agreements, to issue the Notes and to perform its obligations thereunder and has taken all corporate actions necessary for the valid execution of the Agreements, the issuance of the Notes and the performance of its obligations thereunder.

3. No immunity from jurisdiction

LuxCo has the capacity to sue and to be sued in its own name and, with respect to its obligations under the Agreements and the Notes, does not enjoy any immunity from jurisdiction under Luxembourg law.

4. No Judicial Decision

On the basis of the Certificate only, as of [•] December 2012, no Judicial Decision has been registered with the RCS in respect of LuxCo.

5. No conflict with laws

The execution of the Agreements and the issuance of the Notes by LuxCo and the performance of its obligations thereunder do not conflict with or result in a breach of any of the terms or provisions of its Articles of Incorporation or the 1915 Law.

6. Due execution

The Agreements have been duly executed by or on behalf of LuxCo.

7. No consents

The execution of the Agreements and the issuance of the Notes by LuxCo and the performance of its obligations thereunder do not require any consent, authorisation, license or approval from, action by, notice to, or filing or registration with, any government, administration or other authority or court in Luxembourg. It is not necessary in order to ensure the legality, validity, enforceability or admissibility in evidence of the Agreements that they be filed, recorded, registered or enrolled with any court or authority in Luxembourg or that any other action be taken in relation to the same or any of them.

8. No stamp duty

No stamp or registration duty, or similar taxes or charges are payable in Luxembourg in connection with the execution by LuxCo of the Agreements, the issuance of the Notes and the performance of its obligations thereunder.

9. Choice of law

The choice of New York law as the law governing the New York Law Agreements and the Notes will be upheld as a valid choice of law by the courts of Luxembourg in accordance with and subject to the Rome I Regulation (as defined below).

10. Submission to jurisdiction

The submission to jurisdiction by LuxCo contained in the New York Law Agreements and the Notes is valid, binding and enforceable on the Company, as further provided for in Council Regulation 44/2001 (as defined below).

11. Enforcement of foreign judgments

Any final civil or commercial judgment rendered by any New York court of competent jurisdiction located in the State of New York in an action to enforce the obligations of LuxCo under the New York Law Agreements and the Notes will be enforceable in Luxembourg subject to Luxembourg ordinary rules on enforcement (exequatur) of foreign judgments. Pursuant to such rules, an enforceable judgment rendered by any court of the State of New York based on contract would not directly be enforceable in Luxembourg. However, a party who obtains a judgment in a court of the State of New York may initiate enforcement proceedings in Luxembourg (exequatur), by requesting enforcement of the New York judgment before the District Court (Tribunal d’Arrondissement), pursuant to Section 678 of the New Luxembourg Code of Civil Procedure. The District Court will authorize the enforcement in Luxembourg of the New York judgment if it is satisfied that the following conditions are met:

(a)	the New York judgment is final and enforceable (exécutoire) in the State of New York;

(b)	the jurisdiction of the New York court is founded according to Luxembourg private international law rules and to the applicable domestic New York jurisdiction rules;

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(c)	the New York court has applied to the dispute the substantive law which would have been applied by a Luxembourg court;

(d)	the principles of natural justice have been complied with; and

(e)	the New York judgment does not contravene the Luxembourg international public policy.

Luxembourg courts do currently not review the merits of New York judgments even though there is no statutory prohibition of such review.

12. No withholding tax

Under Luxembourg law, there is no withholding tax or other tax or duty imposed by the Grand Duchy of Luxembourg on any payment made or to be made by LuxCo under the Agreements and the Notes.

13. No Luxembourg tax residency

The holders of the Notes will not be deemed to be resident, domiciled or to be carrying on business in Luxembourg or subject to taxation in Luxembourg solely by reason of the execution of the Agreements or the enforcement of their rights thereunder.

14. Prospectus

(1) The statements made in the Prospectus under the headings “Enforceability of civil liabilities (Luxembourg section)”, “Certain Luxembourg Tax Consideration” and “Limitations on Validity and Enforceability of the Guarantees and the Security Interests (Luxembourg section)”, insofar as those statements summarize matters of Luxembourg law, fairly and accurately summarize or describe such matters in all material respects.

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EXHIBIT B-3

FORM OF OPINION OF MCCARTHY TETRAULT, CANADIAN LAW

COUNSEL FOR CERTAIN FOREIGN GUARANTORS

(1) [The Guarantor is a corporation amalgamated and existing under the Canada Business Corporations Act.]

(2) The Guarantor has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party.

(3) The Transaction Documents have been duly authorized, executed and delivered by the Guarantor.

(4) The Transaction Document(s) governed by Ontario law each constitutes a legally, valid, binding and enforceable obligation of the parties thereto.

(5) Each security document governed by Ontario law:

(a)	creates a valid security interest in favour of the [Collateral Agent] in the collateral described therein that is personal property to which the Personal Property Security Act (Ontario) (the “PPSA”) applies in which the Guarantor that is a party thereto now has rights, and

(b)	is sufficient to create a valid security interest in favour of the [Collateral Agent] in the collateral described therein that is personal property to which the PPSA applies in which the Guarantor that is a party thereto hereafter acquires rights when those rights are acquired by such Guarantor, in each case to secure the payment and performance of the obligations described therein as being secured thereby.

(6) The execution and delivery of the Transaction Documents by the Guarantor and the performance by the Guarantor of its respective obligations thereunder do not and will not conflict with or constitute or result in a breach or default under (or an event which with notice or the passage of time or both would constitute a default under) or violation of any of (i) the articles and by-laws of the Guarantor or (ii) any law or regulation of the Province of Ontario binding on or applicable to the Guarantor.

(7) No consent, approval, authorization or order of any court or governmental authority in the jurisdiction of organization of the Guarantor is required for the execution, delivery and performance by the Guarantor under the Transaction Documents other than the registration of a financing statement under the PPSA.

(8) In any proceeding in a court of competent jurisdiction in the Province of Ontario for the enforcement of the [Transaction Documents governed by New York law], such court would apply the laws of the State of New York], in accordance with the parties’ choice of the laws of the State of New York in the [Transaction Documents governed by New York law], to all issues that under the laws of the Province of • are to be determined in accordance with the chosen law of the contract, provided that:

(a)	the parties’ choice of the laws of the State of New York is bona fide and legal and there is no reason for avoiding the choice on the grounds of public policy, as such criteria would be applied by the courts in the Province of Ontario; and

(b)	in any such proceeding, and notwithstanding the parties’ choice of law, such court:

(i)	will not take judicial notice of the provisions of the laws of the State of New York but will only apply such provisions if they are pleaded and proven by expert testimony;

(ii)	will apply the laws of the Province of Ontario and the laws of Canada applicable therein that, under such laws, would be characterized as procedural and will not apply any law of the State of New York that, under the laws of the Province of Ontario and the laws of Canada applicable therein, would be characterized as procedural;

(iii)	will apply provisions of the laws of the Province of Ontario and the laws of Canada applicable therein that have overriding effect;

(iv)	will not apply any law of the State of New York if its application would be contrary to public policy, as such term is interpreted under the laws of the Province of Ontario and the laws of Canada applicable therein;

(v)	will not apply any law of the State of New York if such application would be characterized under the laws of the Province of Ontario and the laws of Canada applicable therein as the direct or indirect enforcement of a foreign revenue, expropriatory, penal or other public law; and

(vi)	will not enforce the performance of any obligation that is illegal under the laws of any jurisdiction in which the obligation is to be performed.

(9) The Corporation has the power to submit to, and, assuming such submission is valid, binding and enforceable under the laws of the State of New York, pursuant to Section • of the • Agreement (and subject to the limitations contained therein) has legally, validly, effectively and irrevocably submitted to, the [exclusive] [non-exclusive] jurisdiction of the [federal and state courts located in the City of] • in respect of any legal action, suit or proceeding arising out of the • Agreement.

(10) A court of competent jurisdiction in the Province of Ontario would give a judgment based upon a final and conclusive in personam judgment of a court exercising jurisdiction in the State of New York for a sum certain, obtained against the Corporation with respect to a claim arising out of the [Transaction Documents governed by New York law] (a “Foreign Judgment”), without reconsideration of the merits:

(a)	provided that:

(i)	the court granting the Foreign Judgment had “jurisdiction” over the Guarantor because the Guarantor was served in the State of New York with originating process, the Guarantor had attorned to the jurisdiction of the court granting the Foreign Judgment or there was a real and substantial connection between the claim and the court granting the Foreign Judgment;

(ii)	an action to enforce the Foreign Judgment must be commenced in the court in the Province of Ontario within any applicable limitation period;

(iii)	such court has discretion to stay or decline to hear an action on the Foreign Judgment if the Foreign Judgment is under appeal or there is another subsisting judgment in any jurisdiction relating to the same cause of action as the Foreign Judgment;

(iv)	such court will render judgment only in Canadian dollars; and

(v)	an action in such court on the Foreign Judgment may be affected by bankruptcy, insolvency or other laws of general application limiting the enforcement of creditors’ rights generally; and

(b)	subject to the following defences:

(i)	the Foreign Judgment was obtained by fraud or in a manner contrary to the principles of natural justice provided that the Foreign Judgment would not be contrary to natural justice by reason only that service of process was effected on the agent for service of process appointed by the Guarantor pursuant to the Transaction Documents;

(ii)	the Foreign Judgment is for a claim that under the laws of the Province of Ontario or the laws of Canada applicable therein would be characterized as based on a foreign revenue, expropriatory, penal or other public law;

(iii)	the Foreign Judgment is contrary to public policy, as such term is interpreted under the laws of the Province of Ontario and the laws of Canada applicable therein, or to an order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada) in respect of certain judgments referred to in these statutes; and

(iv)	the Foreign Judgment has been satisfied or is void or voidable under the laws of the State of New York.

(11) In any proceeding taken in the Province of Ontario in relation to the [Transaction Documents governed by New York law] the Guarantor will not be entitled to claim for itself or any of its assets immunity from service, suit, attachment, execution, set-off or other legal action or proceeding.

(12) It is not necessary that the [Transaction Documents governed by New York law], or any other document, be filed, recorded or enrolled with any governmental authority or regulatory body or that any stamp, registration or similar transaction tax be paid [with respect thereto in order to ensure the legality, validity], enforceability or, except for compliance with the rules of the relevant court, the admissibility into evidence of the [Transaction Documents governed by New York law] in the Province of Ontario. There is no legislation in the Province of Ontario that requires the [Transaction Documents governed by New York law] to be in a particular legal form for the effectiveness and enforcement thereof in the courts of the Province of Ontario.

(1) (13) [The statements in the Time of Sale Memorandum and in the Final Memorandum under the captions “Limitations on Validity and Enforceability of the Guarantees and Security Interests” and “Service of Process and Enforcement of Foreign Judgments”; insofar as they purport to describe or summarize the provisions of the laws, regulations, proceedings, and documents referred to therein, are accurate descriptions or summaries thereof in all material respects.]

EXHIBIT B-4

FORM OF OPINION OF MAPLES AND CALDER, CAYMAN ISLANDS

LAW COUNSEL FOR CERTAIN FOREIGN GUARANTORS

(1)	The Company has been duly incorporated as an exempted company with limited liability and is validly existing and in good standing under the laws of the Cayman Islands.

(2)	The Company has all requisite power and authority under the Memorandum and Articles to enter into, execute and perform its obligations under the Transaction Documents, and to own and lease it properties and conduct its business as described in the Time of Sale Memorandum and the Final Memorandum.

(3)	The execution and delivery of the Transaction Documents do not, and the performance by the Company of its obligations under the Transaction Documents will not, conflict with or result in a breach of any of the terms or provisions of the Memorandum and Articles or any law, public rule or regulation applicable to the Company currently in force in the Cayman Islands.

(4)	The execution, delivery and performance of the Transaction Documents, the issuance and sale of the Guarantee to the Purchasers (as defined in the Purchase Agreement) in accordance with the terms of the Purchase Agreement have been authorised by and on behalf of the Company and, upon the execution and unconditional delivery of the Transaction Documents by any officer or director of the Company for and on behalf of the Company, the Transaction Documents will have been duly executed and delivered on behalf of the Company and will constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms.

(5)	No authorisations, consents, approvals, licences, validations or exemptions are required by law from any governmental authorities or agencies or other official bodies in the Cayman Islands in connection with:

(i)	the execution, creation or delivery of the Transaction Documents by and on behalf of the Company;

(ii)	subject to the payment of the appropriate stamp duty, enforcement of the Transaction Documents against the Company; or

(iii)	the performance by the Company of its obligations under the Transaction Documents.

(6)	No taxes, fees or charges (other than stamp duty) are payable (either by direct assessment or withholding) to the government or other taxing authority in the Cayman Islands under the laws of the Cayman Islands in respect of:

(i) the execution or delivery of the Transaction Documents;

(ii) the enforcement of the Transaction Documents; or

(iii) payments made under, or pursuant to, the Transaction Documents.

The Cayman Islands currently have no form of income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

(7)	The courts of the Cayman Islands will observe and give effect to the choice of the Relevant Law as the governing law of the Transaction Documents.

(8)	The submission by the Company in the Transaction Documents to the [non-]exclusive jurisdiction of the courts of the State of New York is legal, valid and binding on the Company assuming that the same is true under the governing law of the Transaction Documents and under the laws, rules and procedures applying in the courts of the State of New York.

(9)	The appointment by the Company in the Transaction Documents of an agent to accept service of process in the State of New York is legal, valid and binding on the Company assuming the same is true under the governing law of the Transaction Documents.

(10)	Based solely on our search of the Register of Writs and Other Originating Process (the “Court Register”) maintained by the Clerk of the Court of the Grand Court of the Cayman Islands from the date of incorporation of the Company to the close of business (Cayman Islands time) on 8 December 2012 (the “Litigation Search”), the Court Register disclosed no writ, originating summons, originating motion, petition (including any winding-up petition), counterclaim nor third party notice (“Originating Process”) nor any amended Originating Process pending before the Grand Court of the Cayman Islands, in which the Company is a defendant or respondent.

(11)	Although there is no statutory enforcement in the Cayman Islands of judgments obtained in the Relevant Jurisdiction, a judgment obtained in such jurisdiction will be recognised and enforced in the courts of the Cayman Islands at common law, without any re-examination of the merits of the underlying dispute, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment:

(i) is given by a foreign court of competent jurisdiction;

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(ii) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given;

(iii) is final;

(iv) is not in respect of taxes, a fine or a penalty; and

(v) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

(12)	It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Transaction Documents that any document be filed, recorded or enrolled with any governmental authority or agency or any official body in the Cayman Islands.

(13)	The Company is not entitled to any immunity under the laws of the Cayman Islands whether characterised as sovereign immunity or otherwise for any legal proceedings in the Cayman Islands to enforce or to collect upon the Transaction Documents.

(14)	None of the parties to the Transaction Documents (other than the Company) or the holders of Notes is or will be treated as resident, domiciled or carrying on or transacting business in the Cayman Islands solely by reason of the negotiation, preparation, execution or enforcement of the Transaction Documents.

(15)	The statements made in the Time of Sale Memorandum and the Final Memorandum under the headings “[Limitations on Validity and Enforcement of the Guarantees and Security Interests”, “Service of Process and Enforcement of Foreign Judgments” and “Risk Factors – The insolvency laws of Luxembourg, England, Canada, the Cayman Islands and other jurisdictions may provide you with less protection than U.S. bankruptcy law] are correct in so far as such statements are summaries of or relate to Cayman Islands law.

(16)	In relation to the Security Document:

(i) the courts of the Cayman Islands will recognise the security interest created by the Security Document;

(ii) no steps are required as a matter of Cayman Islands law to perfect such security interest or to regulate its ranking in order of priority; and

(iii) the security interest created by the Security Document will have priority over any claims by third parties (other than those preferred by law), including any liquidator or a creditor of the Company, subject in the case of a winding up of the Company in a jurisdiction other than the Cayman Islands to any provisions of the laws of that jurisdiction as to priority of claims in a winding up.

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EXHIBIT C

FORM OF LOCK-UP LETTER

_____________, 2012

Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. LLC (“Morgan Stanley”) proposes to enter into a Purchase Agreement (the “Purchase Agreement”) with Oclaro, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) by Morgan Stanley of $[25,000,000] principal amount of convertible senior notes of the Company (the “Securities”). The Securities will be convertible into shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”).

To induce Morgan Stanley to participate in the Offering and to continue its efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final offering memorandum relating to the Offering (the “Final Memorandum”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a bona fide gift, provided that in the case of any transfer pursuant to this clause (a), (i) each donee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the restricted period referred to in the foregoing sentence, (b) the transfer of shares of Common Stock in accordance with a trading plan pursuant to Rule 10b5-1 under the Exchange Act existing prior to the date hereof, (c) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock during the 90-day restricted period and (ii) to the extent a public announcement or filing under the Exchange Act is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the 90-day restricted period, (d) the exercise of options granted under the Company’s stock incentive plans, provided that the shares of Common Stock delivered upon such exercise are subject to the restrictions set forth in the forgoing sentence and (e) transfers of shares of Common Stock to the Company (i) as forfeitures to satisfy tax withholding and remittance obligations of the undersigned in connection with the vesting or exercise of equity awards granted pursuant to the Company’s stock incentive plans in existence as of the date of the Final Memorandum, or (ii) pursuant to a net exercise or cashless exercise by the undersigned of outstanding equity awards pursuant to the Company’s stock incentive plans in existence as of the date of the Final Memorandum. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Final Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that the Company and Morgan Stanley are relying upon this agreement in proceeding toward consummation of the Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. This agreement shall lapse and become null and void if the Offering shall not have been consummated on or before December 31, 2012.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and Morgan Stanley.

Very truly yours,

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Annex A

LIST OF EXECUTIVE OFFICERS AND DIRECTORS

SIGNING LOCK-UP AGREEMENTS

Section 16 Officers:

Alain Couder

Jerry Turin

Terry Unter

Kate Rundle

Jim Haynes

Yves LeMaitre

Members of the Board of Directors:

Edward Collins

Lori Holland

Kendall Cowan

William Smith

Marissa Peterson

Greg Dougherty

Harry Bosco

David Lee

Joel Smith